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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

We hereby consent to the use in Amendment No. 2 to the Ansan Pharmaceuticals, Inc. Registration Statement on Form S-4 dated October 24, 1997 of our report dated February 12, 1997, on our audit of the financial statements of Discovery Laboratories, Inc. and to the reference to our firm under the caption "Experts" in the Registration Statement.

Richard A. Eisner & Company, LLP

New York, New York
November 26, 1997